EXHIBIT 31.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO RULE 13A-14(A) AND RULE 15D-14(A)
UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002
I, Christopher S. Guinta, certify that:
1.I have reviewed this annual report on Form 10-K/A of New Fortress Energy Inc. (the “registrant”);
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2026	By:	/s/ Christopher S. Guinta
Christopher S. Guinta
Chief Financial Officer
(Principal Financial Officer)